UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	000-21671	35-1887991
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 North Pennsylvania Street, Suite 700 Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 261-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) 2009 Annual Salaries and Benefits. On January 5, 2009, the Compensation Committee of The National Bank of Indianapolis Corporation (the “Company”) and The National Bank of Indianapolis, a wholly-owned subsidiary of the Company (the “Bank”) set the 2009 annual base salary of the Company’s named executive officers as set forth below.

Name and Title	2009 Salary

Morris L. Maurer, Chief Executive Officer and President of the Company and the Bank	$363,026

Philip B. Roby, Chief Operating Officer and Executive Vice President of the Company and the Bank	$309,286

Debra L. Ross, Chief Financial Officer of the Company and the Bank	$203,165

Mark E. Bruin, Chief Client Officer of the Bank	$236,427

Terry K. Scott, Chief Credit Officer of the Bank	$137,101

Messrs. Maurer and Roby are each party to an employment agreement with the Company. A copy of the agreements were filed as Exhibits 10.06 and Exhibit 10.07, respectively, to the Company’s Form 8-K filed November 26, 2008, which is incorporated herein by reference. The terms of the agreements were originally reported on the Company’s Form 8-K on December 21, 2005, which also is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2009

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION

By: /s/ Debra L. Ross
Debra L. Ross, Chief Financial Officer

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